Nationwide Life Insurance Company
Nationwide Variable Account-II
Supplement dated July 17, 2023
to the following prospectus(es):
Nationwide DestinationSM Architect 2.0 prospectus dated May 1, 2023
This supplement updates certain information contained in your prospectus. Please read and retain this supplement for future reference.
This Rate Sheet Supplement ("Supplement") should be read and retained with the prospectus for Nationwide DestinationSM Architect 2.0. If you need another copy of the prospectus please contact Nationwide's Service Center at 1-800-848-6331.
Nationwide is issuing this Supplement to provide the current Lifetime Withdrawal Percentages for the 7% Nationwide Lifetime Income Rider and Joint Option for the 7% Nationwide Lifetime Income Rider (collectively, Nationwide L.inc Percentages).
The Nationwide L.inc Percentages provided below apply only to applications signed between August 1, 2023 and August 31, 2023.
Nationwide L.inc Percentages may be different for applications signed after August 31, 2023. Therefore, it is important that you have the most current Rate Sheet Supplement as of the date you sign the application. This Supplement replaces and supersedes any previous Rate Sheet Supplement and must be used in conjunction with the prospectus.
If your application was signed prior to the time period shown above, please refer to your contract for the Nationwide L.inc Percentages that are applicable to your contract, or contact Nationwide's Service Center for the Nationwide L.inc Percentages applicable to your contract. All Rate Sheet Supplements are available by contacting the Service Center, and also are available on the EDGAR system at www.sec.gov (file number: 333-182494).
7% Nationwide Lifetime Income Rider and Joint Option for the 7% Nationwide Lifetime Income Rider
Contract Owner's Age (at the time of the first Lifetime Withdrawal)	7% Nationwide Lifetime Income Rider's Lifetime Withdrawal Percentages*	Joint Option for the 7% Nationwide Lifetime Income Rider's Lifetime Withdrawal Percentages*
45 up to 59½**	3.35%	3.00%
59½ through 64	4.35%	4.00%
65 through 69	5.35%	5.00%
70 through 74	5.35%	5.00%
75 through 80	5.85%	5.50%
81 and older	6.35%	6.10%
*
The Lifetime Withdrawal Percentage is determined based on the age of the Contract Owner at the time of the first Lifetime Withdrawal, or if the Joint Option is elected, the age of the younger spouse at the time of the first Lifetime Withdrawal. A Contract Owner will receive the greatest Lifetime Withdrawal Percentage only if he or she does not take a Lifetime Withdrawal prior to age 81.
**
In New York, the minimum lifetime withdrawal age is 50.
PRO-0056-R88-0823